UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2018 (July 10, 2018)
TRONOX LIMITED
(Exact name of registrant as specified in its charter)
Western Australia, Australia	001-35573	98-1026700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100	Lot 22 Mason Road
Stamford, Connecticut 06901	Kwinana Beach, WA 6167 Australia

(Address of principal executive offices, including zip code)

(203) 705-3800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 10, 2018, the Federal Trade Commission filed a lawsuit in the United States District Court for the District of Columbia to enjoin Tronox Limited’s (the “Company”) proposed acquisition of the titanium dioxide business of Cristal, a privately held global chemical and mining company headquartered in Jeddah, Saudi Arabia.  A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release dated July 10, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX LIMITED

By:	/s/ Jeffrey N. Neuman
Date: July 10, 2018	Name:	Jeffrey N. Neuman
	Title:	Senior Vice President, General Counsel and Secretary